Exhibit 10.76

SECURITIES PURCHASE AGREEMENT

Quantum Fuel Systems Technologies Worldwide, Inc.

17872 Cartwright Road

Irvine, CA 92614

The undersigned investor (the “Investor”) hereby confirms Investor’s agreement with Quantum Fuel Systems Technologies Worldwide, Inc. (“Quantum” or the “Company”) as follows:

1.    This Securities Purchase Agreement is made as of the date set forth below between the Company and the Investor.

2.    The Company has authorized the sale and issuance of up to [            ] shares (the “Shares”) of the common stock of the Company, $0.001 par value per share (the “Common Stock”), to certain investors in a private placement and has authorized that each investor shall receive warrants to purchase that number of shares of the Company’s Common Stock as specified herein at an exercise price of $             per share, exercisable at any time or from time to time on or prior to June 30, 2011 (the “Common Stock Warrants” (the “Offering”). As used herein, “Warrants” shall mean the Common Stock Purchase Warrants, in the form attached as Exhibit              hereto, and “Warrant Shares” shall mean the shares of the Common Stock issuable upon the exercise of the Warrants. The Shares, Warrants and Warrant Shares are sometimes referred to collectively as the “Securities.”

3.    The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor [            ] Shares at a purchase price of [$            ] per Share, for an aggregate purchase price of [$                    ] (the “Purchase Price”), subject to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit “A”, certificates representing the Shares purchased by the Investor will be registered in the Investor’s name and address as set forth below. In addition, Investor shall receive Warrants to purchase [            ] shares of the Company’s Common Stock.

4.    The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three (3) years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, and (c) it has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. (“NASD”) member. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

Securities Purchase Agreement	Page 1 of 14

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: June , 2006

[Investor Name]

By:
Name: Title:

Address:

AGREED AND ACCEPTED:

Quantum Fuel Systems Technologies Worldwide, Inc.

By:
Name: Title:

[SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

Securities Purchase Agreement – Subscription Letter	Page 2 of 14

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1.    Agreement to Sell and Purchase the Shares; Subscription Date.

1.1    Purchase and Sale. At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, and at the Purchase Price, the number of Shares described in paragraph 3 of the Securities Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this “Agreement”).

1.2    Other Investors. As part of the Offering, the Company proposes to enter into Securities Purchase Agreements in the same form as this Agreement with certain other investors (the “Other Investors”), and the Company expects to complete sales of Shares to them. The Investor and the Other Investors are sometimes collectively referred to herein as the “Investors,” and this Agreement, the Registration Rights Agreement and the Securities Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the “Agreements.” The Company may accept executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the “Subscription Date”) on which the Company has notified Canaccord Adams, Inc. (in its capacity as placement agent for the Shares, the “Placement Agent”) in writing that it will no longer accept Agreements for the purchase of Shares in the Offering, but in no event shall the Subscription Date be later than July 7, 2006. Each Investor must execute and deliver a Securities Purchase Agreement and a Registration Rights Agreement and must complete a Stock Certificate Questionnaire (in the form attached as Exhibit “A” hereto) and an Investor Questionnaire (in the form attached as Exhibit “B” hereto) in order to purchase Shares in the Offering.

1.3    Placement Agent Fee. The Investor acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of Shares to the Investor from the proceeds of the Offering.

2.    Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur on a date specified by the Company and the Placement Agent that is anticipated to be June 30, 2006 (the “Closing Date”), but which date shall not be later than July 7, 2006 (the “Outside Date”), and of which the Investors will be notified in advance by the Placement Agent. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire, in the name of a nominee designated by the Investor, together with the Warrant. In exchange for the delivery of the subscription agreements, the Investor shall deliver the Purchase Price directly to the Company by wire transfer of immediately available funds pursuant to written instructions. On the Closing Date, the Company shall cause counsel to the Company to deliver to the Investors a legal opinion, dated the Closing Date, in form and content reasonably acceptable the Investors (the “Legal Opinion”).

The Company’s obligation to issue and sell the Shares to the Investor and to deliver to the Investor the Warrant shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of an executed copy of this Securities Purchase Agreement; (b) completion of purchases and sales of Shares under the Agreements with the Other Investors; (c) the accuracy of the representations and warranties made by the Investor in this Agreement

Securities Purchase Agreement – Annex I – Terms and Conditions	Page 3 of 14

and the fulfillment of the obligations of the Investor to be fulfilled by it under this Agreement on or prior to the Closing; and (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby.

The Investor’s obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) the completion of purchases and sales under the Agreements with the investors for an aggregate purchase price of not less than $10 million dollars ($10,000,000 and No/100); (b) the delivery of the Legal Opinion to the Investor by counsel to the Company; (c) the accuracy of the representations and warranties made by the Company in this Agreement on the Closing Date; (c) the execution and delivery by the Company of the Registration Rights Agreement; and (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby.

In the event that the Closing does not occur on or before the Outside Date as a result of the Company’s failure to satisfy any of the conditions set forth above (and such condition has not been waived by the Investor), the Company shall return any and all funds paid hereunder to the Investor no later than one Business Day following the Outside Date and the Investors shall have no further obligations hereunder. For purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange is permitted or required by law to close.

3.    Representations, Warranties and Covenants of the Company. Except as otherwise described in the Company’s Annual Report on Form 10-K/A for the year ended April 30, 2005 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date), Company’s most recent Quarterly Report on Form 10-Q (or Form 10-Q/A, as applicable) for the quarters ended January 31, 2006, October 31, 2005 and July 31, 2005 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date), the Company’s Proxy Statement for its 2005 Annual Meeting of Shareholders, and any of the Company’s Current Reports on Form 8-K filed since January 31, 2006 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date) (all collectively, the “SEC Reports”), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

3.1    Organization. The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, properties, operations or assets of the Company and its subsidiaries as a whole or the Company’s ability to perform its obligations under the Agreements in all material respects (“Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

3.2    Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements. The execution and delivery of the Agreements, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or its Board of Directors or stockholders is required. The Agreements have been validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against

Securities Purchase Agreement	Page 4 of 14

the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3    No Conflict or Default. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not: (A) result in a conflict with or constitute a material violation of, or material default (with the passage of time or otherwise) under, (i) any bond, debenture, note, loan agreement or other evidence of indebtedness, or any material lease, or contract to which the Company is a party or by which the Company or their respective properties are bound, (ii) the Certificate of Incorporation, by-laws or other organizational documents of the Company, as amended, or (iii) any law, administrative regulation, or existing order of any court or governmental agency, or other authority binding upon the Company or the Company’s respective properties; or, (B) result in the creation or imposition of any lien, encumbrance, claim, or security interest upon any of the material assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject, that would have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Shares by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

3.4    Capitalization. The outstanding capital stock of the Company is as described in the Company’s Quarterly Report on Form 10-Q/A for the three month period ending January 31, 2006 and the private placement memorandum dated June 21, 2006 (the “Memorandum”) provided to Investor. Except as described in the SEC Reports or the Memorandum, the Company has not issued any capital stock, other than pursuant to the purchase of shares under the Company’s employee stock option plan and the exercise of outstanding warrants or stock options, in each case as disclosed in the Memorandum or the SEC Reports. The Shares and Warrant Shares to be sold pursuant to the Agreements and the Common Stock Purchase Warrants have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements and the Common Stock Purchase Warrants, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. The Company owns one hundred percent of all of the outstanding capital stock of each of its subsidiaries, free and clear of all liens, claims and encumbrances. There are not (i) any outstanding preemptive rights, or (ii) any rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company not disclosed in the SEC Reports or Memorandum, or (iii) any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party that would provide for the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options not disclosed in the SEC Reports or the Memorandum. There are no shareholders agreements, voting

Securities Purchase Agreement	Page 5 of 14

agreements or other similar agreements with respect to the Common Stock to which the Company is a party, other than as described in SEC Reports or the Memorandum.

3.5    Legal Proceedings. There is no material legal or governmental proceeding pending, or to the actual knowledge of the Company, threatened, to which the Company is a party or of which the business or property of the Company is subject that is required to be disclosed and that is not so disclosed in the SEC Reports. Other than the information disclosed in the SEC Reports, the Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body.

3.6    No Violations. The Company is not in violation of its Certificate of Incorporation, bylaws or other organizational documents, as amended, that is reasonably likely to have a Material Adverse Effect. The Company is not in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. The Company is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound, which such default is reasonably likely to have a Material Adverse Effect upon the Company.

3.7    Governmental Permits, Etc. The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

3.8    Intellectual Property.

(a)    Except for matters which are not reasonably likely to have a Material Adverse Effect, (i) each of the Company has ownership of, or a license or other legal right to use, all patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, “Intellectual Property”) and (ii) all of the Intellectual Property owned by the Company consisting of patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and/or such other jurisdictions.

(b)    Except for matters which are not reasonably likely to have a Material Adverse Effect, all material licenses or other material agreements under which (i) the Company employs rights in Intellectual Property, or (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company are in full force and effect, and there is no default by the Company with respect thereto.

(c)    The Company believes that it has taken all steps reasonably required in accordance with sound business practice and business judgment to establish and preserve the ownership of the Company’s material Intellectual Property.

Securities Purchase Agreement	Page 6 of 14

(d)    Except for matters which are not reasonably likely to have a Material Adverse Effect, to the actual knowledge of the Company, (i) the present business, activities and products of the Company do not infringe any intellectual property of any other person; (ii) neither the Company is making unauthorized use of any confidential information or trade secrets of any person; and (iii) the activities of any of the employees of the Company, acting on behalf of the Company, do not materially violate any agreements or arrangements related to confidential information or trade secrets of third parties.

(e)    Except for matters which are not reasonably likely to have a Material Adverse Effect, and except as disclosed in the SEC Reports, no proceedings are pending, or to the knowledge of the Company, threatened, which challenge the rights of the Company to the use the Company’s Intellectual Property.

3.9    Financial Statements. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company as of the dates therein indicated, and the results of its operations, cash flows and the changes in shareholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

3.10    No Material Adverse Change. Except as disclosed in the SEC Reports or in any press releases issued by the Company at least two (2) Business Days prior to the Closing Date, there has not been (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect upon the Company, (ii) any obligation incurred by the Company that is material to the Company, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has had a Material Adverse Effect.

3.11    Nasdaq Compliance. The Company’s Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is listed on the Nasdaq National Market (“Nasdaq”), and the Company has taken no action intended to, or which to its actual knowledge could have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq. The Company’s Series B Common Stock is not publicly traded.

3.12    Reporting Status. The Company has timely made all filings required under the Exchange Act during the twelve (12) months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The Company is currently eligible to register the resale of Common Stock by the Investors pursuant to a registration statement on Form S-3 under the Securities Act or on such other form as may be available to the Company (the “Registration Statement”).

3.13    No Manipulation; Disclosure of Information. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful

Securities Purchase Agreement	Page 7 of 14

manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares. The Company has not disclosed any material non-public information to the Investors.

3.14    Accountants. Ernst & Young LLP, who expressed their opinion with respect to the consolidated financial statements to be incorporated by reference from the Company’s Annual Report on Form 10-K for the year ended April 30, 2005 into the Registration Statement and the prospectus which forms a part thereof (the “Prospectus”), have advised the Company that they are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

3.15    Contracts. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company’s actual knowledge, any other party to such contracts is in material breach of or default under any of such contracts.

3.16    Taxes. Except for tax matters which are not reasonably likely to have a Material Adverse Effect, each of the Company and each of its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon.

3.17    Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

3.18    Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

3.19    Insurance. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

3.20    Offering Prohibitions. Neither the Company nor to its actual knowledge any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Shares as contemplated by this Agreement within the provisions of Section 5 of the Securities Act.

3.21    Listing. The Company shall comply with all requirements with respect to the issuance of the Shares and the listing thereof on Nasdaq.

3.22    Related Party Transactions. Other than described in the SEC Reports, to the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that with the passage of time are reasonably likely be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Securities Purchase Agreement	Page 8 of 14

3.23    Books and Records. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.24    Securities Law Representation Private Placement. Assuming the accuracy of the representations of each of the Investors, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Shares or the Warrant Shares, other than the qualification thereof, if required, under applicable state securities law, which qualification has been or will be effected as a condition of these sales and the filing of a Form D with the Securities and Exchange Commission (the “SEC”) in connection with the transactions contemplated by this Agreement. Under the circumstances contemplated by this Agreement, the offer, issuance, sale and delivery of the Shares will not, under current laws and regulations, require compliance with the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

4.    Representations, Warranties and Covenants of the Investor.

4.1    Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Securities, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; (ii) the Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Securities set forth in paragraph 3 of the Securities Purchase Agreement in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting the Investor’s right to sell Securities pursuant to a Registration Statement filed under the Registration Rights Agreement or otherwise, or other than with respect to any claim arising out of a breach of this representation and warranty, the Investor’s right to indemnification under Section 3 of the Registration Rights Agreement); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions in paragraph 4 of the Securities Purchase Agreement and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Securities or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Securities set forth in

Securities Purchase Agreement	Page 9 of 14

paragraph 3 of the Securities Purchase Agreement, relied upon the representations and warranties of the Company contained herein and the information contained in the SEC Reports. The Investor understands that the issuance of the Securities to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No person (including without limitation the Placement Agent) is authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

4.2    Transfer of Securities. The Investor agrees that it will not make any sale, transfer or other disposition of the Securities (a “Disposition”) other than Dispositions that are made pursuant to the Registration Statement in compliance with any applicable prospectus delivery requirements or that are exempt from registration under the Securities Act. Investor has not taken and will not take any action designed to or that might reasonably be expected to cause or result in manipulation of the price of the Common Stock to facilitate the subscription to, or the sale or resale of the Securities. Investor represents and warrants that the Company has not disclosed any material non-public information to the Investor.

4.3    Power and Authority. The Investor represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.4    No Short Position. During the last thirty (30) days prior to the date hereof, Investor nor any affiliate of Investor, foreign or domestic, has, directly or indirectly, effected or agreed to effect any “short sale” (as defined in Rule 200 under Regulation SHO), whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Company’s common stock, borrowed or pre-borrowed any shares of the Company’s common stock, or granted any other right (including, without limitation, any put or call option) with respect to the Company’s common stock or with respect to any security that includes, relates to or derived any significant part of its value from the Company’s common stock or otherwise sought to hedge its position in the Shares, Warrants and Warrant Shares (each, a “Prohibited Transaction”). Prior to the earliest to occur of (i) the termination of the Offering, (ii) the date the Registration Statement (defined below) is declared effective by the Securities and Exchange Commission (the “SEC”) or (iii) the Required Effective Date (as defined below), Investor shall not, and shall cause its affiliates not to, engage, directly or indirectly, in (a) a Prohibited Transaction nor (b) any sale, assignment, pledge, hypothecation, put, call, or other transfer of any of the Shares, or Warrants or other securities of the Company acquired hereunder.

4.5    No Investment, Tax or Legal Advice. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

Securities Purchase Agreement	Page 10 of 14

4.6    Confidential Information. The Investor covenants that from the date hereof it will maintain in confidence all material non-public information regarding the Company received by the Investor from the Company, including the receipt and content of any Suspension Notice (as defined in the Registration Rights Agreement)) until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process); provided, however, that before making any disclosure in reliance on this Section 4.6, the Investor will give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its commercially reasonable efforts to ensure that confidential treatment will be accorded any non-public information so furnished. The parties acknowledge and agree that as of the date hereof and as of the Closing Date, the Company has not disclosed any material non-public information to the Investor.

4.7    Acknowledgments Regarding Placement Agent. The Investor acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Securities by the Company, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of information, data or other related disclosure material that has been provided to the Investor. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Securities, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Securities. The Investor further acknowledges that the provisions of this Section 4.7 are for the benefit of, and may be enforced by, the Placement Agent. Investor has not received any general solicitation or advertising regarding the Offering and Investor has not been furnished with any oral or written representation or information in connection with the Offering which is not contained in the SEC Reports or set forth in the Memorandum.

4.8    Additional Acknowledgement. Investor has thoroughly reviewed and the SEC Reports and the Memorandum (the “Disclosure Documents”) prior to making this investment. Investor has been granted a reasonable time prior to the date hereof during which we have had the opportunity to obtain such additional information as Investor deems necessary to permit Investor to make an informed decision with respect to the purchase of the Common Stock. After examination of the SEC Reports and other information available, Investor is fully aware of the business prospects, financial condition, risks associated with investment and the operating history relating to the Company, and therefore in subscribing for the purchase of the Securities, Investor is not relying upon any information other than information contained in the Disclosure Documents. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Securities hereunder. The Investor, together with other purchasers of the Companies Securities in the Offering, have not taken any actions that would deem the Investors to be members of a “group” for purposes of Section 13(d) of the Exchange Act.

4.9    No General Solicitation. Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

Securities Purchase Agreement	Page 11 of 14

4.10    Reliance on Exemptions. Investor acknowledges that the Securities are being offered and sold to it by the Company in reliance on specific exemptions from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws and that the Company is relying on the truth and accuracy of, and Investor’s compliance with, the representations, covenants, warranties, agreements, acknowledgments and understandings of Investor set forth herein in order to determine the availability of such exemptions and the eligibility of Investor to acquire the Securities.

4.11    Other. Purchaser agrees to the imprinting, so long as is required under applicable federal and state securities laws, of a legend on each certificate evidencing the Securities in substantially the following form:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Shares are registered for resale under the Securities Act, (ii) such Shares are sold or transferred pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), (iii) such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Commission). The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Company’s transfer agent on the Effective Date. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. Following the Effective Date or at such earlier time as a legend is no longer required for certain Shares, the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer and an opinion of counsel to the extent required by Section 4.1(a)), deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.

5.    Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

Securities Purchase Agreement	Page 12 of 14

6.    Registration of Shares; Public Statements.

6.1    In connection with the purchase and sale of the Shares by the Investors contemplated hereby, the Company has entered into a Registration Rights Agreement with each Investor providing for the filing by the Company of a Registration Statement on Form S-3 to enable the resale of the Shares, the Warrants and the Warrant Shares by the Investors from time to time.

6.2    The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within three (3) Business Day after the Closing. The Company will not issue any public statement, press release or any other public disclosure listing the Investor as one of the purchasers of the Securities without the Investor’s prior review of the statement and prior consent thereto, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.

7.    Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(a)	if to the Company, to:

Quantum Fuel Systems Technologies Worldwide, Inc.

178 72 Cartwright Road

Irvine, CA 92614

Attention: Brian Olson Telephone: (949) 399-4500

Fax: (949) 474-3086

with a copy to:

Kerr, Russell and Weber, PLC

Attention: Patrick Haddad

500 Woodward Ave., Suite 2500

Detroit, MI 48226-3427

Telephone: (313) 961-0200

Fax: (313) 961-0388

(b)	if to the Investor, at its address on the signature page to the Stock Purchase Agreement.

8.    Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

Securities Purchase Agreement	Page 13 of 14

9.      Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

10.    Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

12.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

Securities Purchase Agreement	Page 14 of 14

EXHIBIT A

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name in which your Securities are to be registered (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:
2.	If a nominee name is listed in response to item 1 above, the relationship between the Investor and such nominee:
3.	The mailing address of the registered holder listed in response to item 1 above:
4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

A-1

EXHIBIT B

INVESTOR QUESTIONNAIRE

(All information will be treated confidentially)

To:	Quantum Fuel Systems Technologies Worldwide, Inc.

The undersigned hereby acknowledges the following:

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share (the “Shares”), of Quantum Fuel Systems Technologies Worldwide, Inc. (the “Company”). The Shares are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Shares to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by the undersigned will be used in determining whether the undersigned meets such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. The undersigned’s answers will be kept strictly confidential. However, by signing this Questionnaire the undersigned will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Shares will not result in a violation of the Securities Act or the securities laws of any state and that the undersigned otherwise satisfies the suitability standards applicable to purchasers of the Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. The undersigned shall print or type its responses and attach additional sheets of paper if necessary to complete its answers to any item.

A.	BACKGROUND INFORMATION

Name:

Business	Address:

                                                                                                  (Number and Street)

(City)                                                                 (State)                                                                                      (Zip Code)

Telephone	Number: ( )

Residence	Address:

                                                                                                  (Number and Street)

(City)                                                                 (State)                                                                                      (Zip Code)

Telephone	Number: ( )

If an individual:

Age:	Citizenship: Where registered to vote:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:                                                                       Date of  formation:

Social Security or Taxpayer Identification No.

Send all correspondence to (check one):              Residence Address                                                                               Business Address

B.	STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

              (1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;1

              (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

              (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

              (4) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Shares exceeds $1,000,000;

              (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

1 As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by a professional appraiser. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

              (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

(7)	an entity in which all of the equity owners are accredited investors (as defined above).

C.	REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

1. Any purchase of the Shares would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Shares by the undersigned or any co-purchaser.

3. The undersigned acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such Prospectus. The undersigned is aware that, in such event, the Shares will not be subject to ready liquidation, and that any Shares purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Shares will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Shares.

4. The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Shares:

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Shares.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire on [July [    ], 2006], and declares under oath that it is truthful and correct.

Print Name

By:
Signature

Title:
(required for any purchaser that is a corporation, partnership, trust or other entity)

ACCEPTED ON BEHALF OF THE COMPANY:

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.		Shares Purchased:
Dollar Amount Invested:
By:
	Name: Title:	$

C-1